Supplement dated November 18, 2021

to the Prospectuses dated May 1, 2021, as supplemented, for:

MassMutual ElectrumSM

Strategic Group Variable Universal Life® II

MassMutual Transitions SelectSM

MassMutual Evolution®

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”) effective November 1, 2021:

•	American Century Investment Management, Inc. replaced T. Rowe Price Associates, Inc. as the investment sub-adviser to the MML Small Company Value Fund. All references in the Prospectuses to T. Rowe Price Associates, Inc. as the investment adviser to the Fund are replaced with American Century Investment Management, Inc.
•	Massachusetts Financial Services Company was added as an investment sub-adviser to the MML International Equity Fund. All references in the Prospectuses to the investment sub-adviser to the MML International Equity Fund shall include Massachusetts Financial Services Company.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office:

Executive Group Life – Strategic Group Variable Universal Life® II	(800) 548-0073 8 a.m.–5 p.m. Eastern Time
MassMutual ElectrumSM	(800) 665-2654 8 a.m.–5 p.m. Eastern Time
All other variable products	(800) 272-2216 8 a.m.–8 p.m. Eastern Time

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

November 18, 2021	page 1 of 1	PS21_03